Exhibit (j) under Form N-1A
                                        Exhibit 23 under Item 601/ Reg. S-K


                                                            ARTHUR ANDERSEN

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 15 to Form N-1A Registration Statement of SouthTrust Funds of our report dated June 8, 2001, on the financial statements as of April 30, 2001 of SouthTrust Funds, included in or made a part of this registration statement.


                                          /s/ Arthur Andersen LLP
                                          ------------------------
                                          Arthur Andersen LLP

Boston, Massachusetts
June 25, 2001